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                                                                EXHIBIT 10.12(a)


                            LEASE AMENDING AGREEMENT

THIS AGREEMENT made as of the 1st day of January, 2002.

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN:

        B.A.R.K. HOLDINGS INC., a corporation incorporated under the laws of the Province of Ontario having its registered office at 1072 Mahogany Road, London, Ontario, N6A 2W5

        (hereinafter called the "Landlord")

                                                               OF THE FIRST PART


         -and-


         COLUMBIA SPORTSWEAR CANADA LIMITED, a
         corporation incorporated under the laws of the Province of Ontario, having its registered office at 456 Albert Street, P.O. Box 261, Strathroy, Ontario, N7G 3J2

         (hereafter called the "Tenant"
                                                              OF THE SECOND PART



WHEREAS the Landlord and Tenant have entered into a Lease dated the 3rd day of January, 1994, which was amended by lease amending agreement dated May 1st, 2000 (collectively referred to as the "Lease");

AND WHEREAS the Landlord has agreed to expand the warehouse premises at 456 Albert Street by an additional 57,057 square feet (the "Expansion");

AND WHEREAS the parties have agreed to further to extend and amend the Lease.

IN CONSIDERATION of the Premises and the covenants contained herein, the Landlord and Tenant agree as follows:

1. LEASE TERMS:

   The terms and definitions of the Lease, save and except as previously and herein amended, shall govern the terms of this Amending Agreement.

2. DEFINITIONS:

   "Commencement Date" means the 1st day of January, 2002.
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                                      -2-


     "Premises" shall mean the warehouse and office building containing 10,402 square feet of office space and 155,940 square feet of warehouse space and the lands and premises on which it is situate, and all structures and appurtenances located thereon and appurtenant thereto, located at 456 Albert Street in the Town of Strathroy in the County of Middlesex, which land is legally described as Park Lot 1, Plan 234, Town of Strathroy, Township of Strathroy-Caradoc, County of Middlesex, save and except the westerly 8.25 feet of the said Lot being the whole of PIN 08584-0065.

3.   TERM:

     Section 3.01 of the Lease shall be amended to provide that the Term of the Lease shall be for a term of ten (10) years commencing on the Commencement Date and ending on December 31,2011.

4.   RENT:

     Section 4.07 of the Lease shall be amended to provide that the Basic Rent payable by the Tenant to the Landlord during the Term shall be the sum of FIVE HUNDRED AND EIGHTY-TWO THOUSAND ONE HUNDRED AND NINETY-SEVEN DOLLARS ($582,197.00) of the lawful money of Canada per year payable in advance on the first (1st) day of each month of the term, in equal monthly installments of FORTY-EIGHT THOUSAND AND FIVE HUNDRED AND SIXTEEN DOLLARS AND FORTY-TWO CENTS ($48,516.42), such payments to be made by cheque or money order made payable to the Landlord as it may direct from time to time, the first payment of Basic Rent being due on the Commencement Date. The Basic Rent shall not be subject to adjustment after the first five (5) years of the Term as originally provided in the Lease.

5.   DEPOSIT:

     Section 4.02 of the Lease shall be amended to provide that the Tenant shall increase the deposit with the Landlord to a total amount of FORTY-EIGHT THOUSAND FIVE HUNDRED AND SIXTEEN DOLLARS AND FORTY-TWO CENTS ($48,516.42).

6.   LANDLORD'S TITLE:

     Schedule "A" re Permitted Encumbrances shall be amended by adding the existing first, second and third collateral changes, registered against the Premises in Favor of Royal Bank of Canada.

7.   CONFIRMATION:

     Save and Except as provided in this Amending Agreement and the previous Lease Amending Agreement dated May 1, 2000, the Landlord and Tenant confirm that all of the terms of the Lease remain the same, time remains of the essence, and the Lease shall remain in full force and effect unamended.
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IN WITNESS WHEREOF the parties have executed this Lease Amending Agreement.

                                B.A.R.K. HOLDINGS INC.

                                    /s/ Douglas Hamilton
                                Per:------------------------------------------
                                    Douglas Hamilton
                                    President

                                I have authority to bind the Corporation.


                                COLUMBIA-SPORTSWEAR CANADA
                                LIMITED


                                    /s/ Beverly Freure /s/ Frank Trovato
                                Per:--------------------------------------------
                                    NAME: Beverly Freure  Frank Trovato
                                    TITLE: V.P. Operations Finance/Admin Manager

                                    /s/
                                Per:--------------------------------------------
                                    NAME:
                                    TITLE:
                                We have authority to bind the Corporation.